UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2006

Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts                                                                                        1-6314                                                                04-1717070
(State or other jurisdiction of                                                 (Commission file number)                                               (I.R.S. Employer
incorporation or organization)                                                                                                                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, MA 01701
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (508) 628-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On April 13, 2006, Perini Corporation issued the press release filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits:

Exhibit
Number          Description

99.1                 Press release dated April 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                          PERINI CORPORATION

Dated: April 14, 2006                     By: /s/Michael E. Ciskey
                                                          Michael E. Ciskey
                                                          Vice President and Chief Financial Officer